Capital Stock	12 Months Ended
Dec. 31, 2014
Capital Stock [Abstract]
Capital Stock

Note 10 - Capital Stock

Capital

As disclosed in Note 1, on September 4, 2013, Enerpulse's shareholders transferred 100% of the outstanding shares of Enerpulse to L2 MDC, a publicly traded US shell company, in exchange for 7,646,780 shares of common stock of L2 MDC, equal to 93.5% of the issued and outstanding shares of L2 MDC on a fully diluted basis, after giving effect to the conversion of all of Enerpulse's outstanding preferred stock. In addition, a convertible note automatically converted into 686,725 shares of common stock and a warrant to purchase 87,500 shares of common stock. The capital stock transactions have been retroactively restated for, and give effect to, the number of shares received in the Merger.

The Company has two classes of capital stock, common and preferred, both of which have a $0.001 par value. The Company is authorized to issue 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.

On May 21, 2014, the Company closed the Offering for 5,000,000 shares of its common stock and 5,000,000 warrants (see Note 11) to purchase 7,500,000 shares of common stock at an offering price of $0.75 per share and $0.05 per warrant, resulting in gross proceeds of $4.0 million. Total offering costs of approximately $949,000 included underwriters commissions, legal fees, consulting services, audit and accounting services, and filing service fees, and were netted against the gross proceeds received.

On October 21, 2013, the Company and a shareholder that was issued 131,287 shares of common stock for the settlement of offering costs of $300,000 during 2011, entered into an agreement that required the Company to redeem the shares at the shareholder's request, at any time on or after May 24, 2014. The shareholder requested the redemption on May 27, 2014, giving the Company 90 days to make an aggregate cash payment equal to $300,000 by August 25, 2014, which was the greater of (a) $300,000 and (b) the fair market value of Company's common stock at the time of the receipt of the shareholder's redemption request.

On August 25, 2014, the Company paid $200,000 to the shareholder of the puttable common stock and entered into a promissory note for the remaining $100,000 with the shareholder to redeem the common stock (see Note 5). The entire amount of the redemption, including the imputed interest on the promissory note, were accounted for as the cost of the shares. The Company simultaneously retired the 131,287 shares of common stock.

As a result of the redemption agreement, the Company classified the puttable common stock as “temporary equity” and valued the shares at the end of each reporting period. The value of the shares was based on the greater of (a) $300,000 and (b) the estimated fair value of its common stock, prior to the shareholder redemption request. The fair value of the Company's common stock decreased from $3.00 per share as of December 31, 2013 to $0.61 per share as of May 27, 2014, the redemption request date. Accordingly, the Company decreased the value of the puttable common stock from $393,780 as of December 31, 2013 to $300,000 during the year ended December 31, 2014.

In March 2013, the Company sold 451,871 shares of common stock for cash proceeds of $1,010,000, along with warrants to purchase 225,936 shares of common stock (see Note 11) at an exercise price of $2.66 per warrant.

Dividends

The Company shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Company other than dividends on shares of common stock payable in shares of common stock.